                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                     May 2, 2002

                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       MARYLAND                                1-13232                    84-1259577
----------------------------                 -----------              ------------------
(State or other jurisdiction                 (Commission               (I.R.S. Employer
   of incorporation or                       File Number)             Identification No.)
      organization)


           COLORADO CENTER, TOWER TWO, 2000 SOUTH COLORADO BOULEVARD,
                       SUITE 2-1000, DENVER, CO 80222-4348
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               (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code                (303) 757-8101


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS.

         The press release of Apartment Investment and Management Company, dated May 1, 2002, attached hereto as Exhibit 99.1 is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  The following exhibits are filed with this report:

                  Exhibit Number                Description

                  99.1 Press Release of Apartment Investment and Management Company, dated May 1, 2002.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


         Dated: May 2, 2002


                                      APARTMENT INVESTMENT
                                      AND MANAGEMENT COMPANY

                                      By: /s/ Paul J. McAuliffe
                                      ------------------------------------------
                                      Paul J. McAuliffe
                                      Executive Vice President--Capital
                                      Markets and Chief Financial Officer


                                      By: /s/ Thomas C. Novosel
                                      ------------------------------------------
                                      Thomas C. Novosel
                                      Senior Vice President and Chief Accounting
                                      Officer

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                                  EXHIBIT INDEX


              EXHIBIT NO.               DESCRIPTION
              -----------               -----------
              99.1                 Press Release of Apartment Investment and
                                   Management Company, dated May 1, 2002.